Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

Offer to Exchange

[All Outstanding 3.625% Senior Notes due 2015 ($500,000,000 principal amount outstanding) for 3.625% Senior Notes due 2015] [All Outstanding 5.000% Senior Notes due 2020 ($500,000,000 principal amount outstanding) for 5.000% Senior Notes due 2020] which have been registered under the Securities Act of 1933 of

GENZYME CORPORATION

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON                          , 2010 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

The Exchange Agent is:

THE BANK OF NEW YORK MELLON

By Mail, Hand or Overnight Delivery: The Bank of New York Mellon Corporate Trust Operations Reorganization Unit 101 Barclay Street—7 East New York, NY 10286 Attn: Diane Amoroso	By Facsimile: (212) 298-1915 For Information or Confirmation by Telephone: (212) 815-2742

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The undersigned acknowledges receipt of the Prospectus dated                   , 2010 (the “Prospectus”) of Genzyme Corporation (the “Issuer”), and the subsidiary of the Issuer named therein, and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange its [3.625% Senior Notes due 2015][5.000% Senior Notes due 2020], which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s issued and outstanding unregistered [3.625% Senior Notes due 2015][5.000% Senior Notes due 2020]. In this Letter of Transmittal, the Issuer’s issued and outstanding unregistered [3.625% Senior Notes due 2015][5.000% Senior Notes due 2020] are referred to collectively as the “Original Notes,” and the Issuer’s registered [3.625% Senior Notes due 2015][5.000% Senior Notes due 2020] are referred to collectively as the “Exchange Notes.”

The terms of the Exchange Notes are substantially identical to those of the Original Notes, except that the transfer restrictions and registration rights relating to the Original Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default.

The Issuer is not making the Exchange Offer to holders of the Original Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.  The Issuer also will not accept surrenders for exchange from holders of the Original Notes in any jurisdiction in which the Exchange Offer or the acceptance of the Exchange Offer would not be in compliance with the securities or Blue Sky laws of such jurisdiction.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED HEREWITH

Name(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Original Notes**	Principal Amount Tendered**

Total:

* Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Original Notes. See instruction 2.

Holders of Original Notes whose respective notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by The Depository Trust Company (“DTC”).

☐                           CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐                           CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐                           CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name:

Address:

☐                           CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, such person acknowledges that (i) it has not entered into any arrangement or understanding with the Issuer or any of the Issuer’s “affiliates” to distribute the Exchange Notes (within the meaning of Rule 405 under the Securities Act) and (ii) it will deliver a prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an “affiliate” of the Issuer or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of the Original Notes indicated in the box entitled “Description of Original Notes Tendered Herewith” above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title to the tendered Original Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement dated June 17, 2010, by and among the Issuer and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Banc of America Securities LLC as the initial purchasers (the “Registration Rights Agreement”), and that the Issuer shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuer’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Original Notes.

By tendering the Original Notes and executing this Letter of Transmittal, the undersigned represents that (i) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, (iii) the undersigned is not an “affiliate” of the Issuer or any guarantor of the Issuer within the meaning of Rule 405 under the Securities Act and (iv) if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, such person acknowledges that (i) it has not entered into any arrangement or understanding with the Issuer or any of the Issuer’s “affiliates” to distribute the Exchange Notes (within the meaning of Rule 405 under the Securities Act) and (ii) it will deliver a prospectus in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws.  The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such holders are not broker-dealers, such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an “affiliate” of the Issuer, or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) is not entitled and will not be permitted to tender Original Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Original Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

Certificates for all Exchange Notes delivered in exchange for tendered Original Notes and any Original Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

The undersigned, by completing the box entitled “Description of Original Notes Tendered Herewith” above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Original Notes hereby tendered or in whose name Original Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

(Signature(s) of Holder(s))

Date

Name(s)
(Please Print)
Capacity (full title)

Address
(Including Zip Code)

Daytime Area Code and Telephone No.

Taxpayer Identification No.

GUARANTEE OF SIGNATURE(S)
(If Required — See Instruction 3)

Authorized Signature

Dated

Name

Title

Name of Firm

Address of Firm
(Include Zip Code)

Area Code and Telephone No.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes and/or Original Notes not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name(s) appear(s) above.

Issue:	☐ Original Notes not tendered to:
☐ Exchange Notes to:

Name(s)

Address:

(Include Zip Code)
Daytime Area Code and
Telephone
No.

Tax Identification No.

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if Exchange Notes and/or Original Notes not tendered are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail: ☐	Original Notes not tendered to:
☐	Exchange Notes to:

Name(s)

Address:

(Include Zip Code)
Area Code and
Telephone No.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.                          Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

A holder of Original Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing such Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

Holders of Original Notes may tender such notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal or the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Original Notes or Letters of Transmittal should be sent to the Issuer.

Holders who wish to tender their Original Notes and (i) whose Original Notes are not immediately available or (ii) who cannot deliver their Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Original Notes pursuant to the guaranteed delivery procedure set forth in “The Exchange Offer—Guaranteed Delivery Procedures” in the Prospectus. Holders may tender their Original Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery that (a) sets forth the name and address of the holder of Original Notes, if applicable, the certificate number(s) of the Original Notes to be tendered and the principal amount of Original Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Original Notes or confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of Original Notes delivered electronically, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Original Notes in proper form or confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of existing notes delivered electronically and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.

2.                          Partial Tenders; Withdrawals.

If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Notes tendered in the box entitled “Description of Original Notes Tendered Herewith.” A newly issued certificate for any Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the applicable expiration date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

Except as otherwise provided in the Prospectus, if not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuer notifies the Exchange Agent that it has accepted the tender of Original Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number or number and principal amount of such Original Notes or, in the case of Original Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited); (iv) include a statement that such holder is withdrawing its election to have such notes exchanged; (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees or be accompanied by documents of transfer sufficient to permit the Exchange Agent with respect to the original notes to register the transfer of such original notes into the name of the depositor withdrawing the tender); and (vi) specify the name in which any such Original Notes are to be different, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Original Notes may be tendered by following one of the procedures described under the caption “Exchange Offer Procedures” in the Prospectus at any time prior to the Expiration Date.

3.                          Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.  If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of such notes.

When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuer and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such notes.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority so to act must be submitted.

Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Original Notes are tendered: (i) by a holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution that is a member of a firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”). If Original Notes are registered in the name of a person other than the signer of this Letter of Transmittal, such notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.                          Special Issuance and Delivery Instructions.

Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that such notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.                          Transfer Taxes.

The Issuer shall, except as otherwise disclosed in this Section 5, pay all transfer taxes, if any, applicable to the transfer and exchange of Original Notes to it or its order pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes on the one hand and/or Original Notes for principal amounts not tendered or accepted for exchange on the other hand are to be delivered to, or are to be registered or issued in the name of, any other person other than the registered holder of the Original Notes tendered, or if tendered Original Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Original Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.                          Waiver of Conditions.

The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.                          Mutilated, Lost, Stolen or Destroyed Securities.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.                          Form W-9

Each U.S. holder of Original Notes whose Original Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number (“TIN”) (e.g., the holder’s Social Security or federal employer identification number) and certain other information on Form W-9, which is provided under “Important Tax Information” below, and to certify under penalties of perjury that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Original Notes or the Exchange Notes. If the holder (or other payee) has not been issued a TIN and has applied for a TIN, the holder (or other payee) should write “Applied For” in the space for the TIN on Form W-9. If “Applied For” is written in and a TIN is not provided by the time any payment is made in connection with the Original Notes or the Exchange Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service. See “Important Tax Information” below for additional information, including information for non-U.S. holders.

9.                          Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Original Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

The Federal income tax discussion set forth below is included for general information only. Each holder is urged to consult such holder’s tax advisor to determine the particular tax consequences to such holder (including the applicability and effect of state, local and other tax laws). Certain holders may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state local, or other tax laws.

Under U.S. federal income tax law, a holder of Original Notes whose Original Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Bank of New York Mellon as Exchange Agent (the “Exchange Agent”), with either (i) such holder’s correct taxpayer identification number (“TIN”) on Form W-9 attached hereto, certifying (A) that the TIN provided on Form W-9 is correct (or that such holder is awaiting a TIN), (B) that the holder is not subject to backup withholding because (x) such holder is exempt from backup withholding, (y) such holder of has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding and (C) that the holder is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder is a U.S. individual, the TIN is such holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the holder may also be subject to certain penalties imposed by the Internal Revenue Service.

Certain holders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding requirements. However, exempt holders should indicate their exempt status on Form W-9. For example, a corporation should complete Form W-9, provide its TIN and indicate by checking the appropriate boxes of Form W-9 that it is a corporation and that it is exempt from backup withholding. See the enclosed Form W-9 for more instructions.

A foreign individual or entity may qualify as an exempt recipient by submitting the appropriate Form W-8, properly completed and signed under penalty of perjury, attesting to the holder’s exempt recipient status. For example, in order for a foreign individual to qualify as an exempt recipient, the holder must submit the appropriate Form W-8BEN, rather than a Form W-9, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN (or other appropriate Form W-8, as applicable) can be obtained from the Exchange Agent. These forms can be obtained online at www.irs.gov.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is timely furnished to the Internal Revenue Service.

“Applied For” may be written in the space for the TIN on Form W-9 if the surrendering holder has not been issued a TIN and has applied for a TIN. Notwithstanding that “Applied For” has been written in the space for the TIN on Form W-9, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent and, if the Exchange Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Form W-9 for additional guidance on which number to report.

[INSERT FORM W-9]